                 AMENDMENT NO. 4, dated as of May 2, 1996, between Titanium Metals Corporation ("TMC"), a Delaware corporation, and Union Titanium Sponge Corporation ("UTSC"), a Delaware corporation, to the Sponge Purchase Agreement, dated as of May 30, 1990, as amended (the "Sponge Agreement"), between TMC and UTSC.

                 WHEREAS, TMC, UTSC and Tremont Corporation ("Tremont"), a Delaware corporation, have agreed to amend as of the date hereof the Investors' Agreement, dated as of May 30, 1990, as amended (the "Investors' Agreement"), between TMC, UTSC, the shareholders of UTSC and Tremont;

                 WHEREAS, in consideration of such amendment to the Investors' Agreement, TMC, UTSC and Tremont have agreed to amend the Sponge Agreement; and

                 WHEREAS, by letter agreement dated November 10, 1995, TMC and UTSC agreed to certain modifications in the Sponge Agreement which have not previously been incorporated into a formal amendment to the Sponge Agreement.

                 NOW, THEREFORE, the parties hereto agree as follows:

                 1. Capitalized terms used herein without definition shall have the meaning specified in the Sponge Agreement.

                 2. Section 3 of the Sponge Agreement is hereby amended to add after the words "Contract Year" in the sixth line of such Section 3, a new proviso to read in its entirety as follows:

         "(other than in the   *   Contract Year, during which the Buyer
         shall have the right to purchase   *   pounds of Sponge from the
         Seller)"

                 3. Section 5(a)(iv) of the Sponge Agreement is hereby amended to read in its entirety as follows:

         "(iv) The per pound price of the     *     of Sponge sold
         and purchased on or after     *     shall be      *     ,
         and the per pound price of Sponge sold and purchased thereafter shall be * , subject to the limitations in Section 5(c) hereof."

                 4. Section 5 of the Sponge Agreement is hereby amended to add a new Section 5(c) to read in its entirety as follows:

         "(c) In no event shall  *  include an    *    in the     *
             *     of Sponge that results from or is otherwise attributable to
         a       *     (or series of            *            ) in
         excess of     *     (other than one required for compliance with
         government

                                            * - CONFIDENTIAL INFORMATION
                                                OMITTED AND FILED SEPERATELY
                                                WITH THE COMMISSION.


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         regulations) in connection with the VDP Plant unless UTSC has approved
         such               *                 by written notice to TMC,
         which approval shall be based on UTSC's sole discretion after consideration of the benefit to be received by UTSC in exchange for
         such     *    ."

                 5. Section 7(iv) of the Sponge Agreement is hereby amended in its entirety as follows:

         "(iv) The Seller shall provisionally invoice the Buyer at    *    for
         the            *           of Sponge purchased on or after     *     ,
           *  , and after the purchase and sale of the        *            of
         Sponge, the Seller shall provisionally invoice the Buyer in accordance with the Seller's standard costs calculated in accordance with Exhibit B."

                 6. Except as expressly amended hereby, the Sponge Agreement, as heretofore amended, shall continue in full force and effect.

                 7. This Amendment No. 4 to the Sponge Purchase Agreement shall be effective as of the closing of the 1996 Public Offering (as defined in Amendment No. 3 to the Investors' Agreement), but shall terminate and be null and void if the 1996 Public Offering does not occur prior to September 1, 1996.



                                            * - CONFIDENTIAL INFORMATION
                                                OMITTED AND FILED SEPERATELY
                                                WITH THE COMMISSION.
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                 IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date above first written.


                                        TITANIUM METALS CORPORATION



                                        By: /s/ Robert E. Musgraves
                                            -----------------------------------
                                            Name: Robert E. Musgraves

                                            Title:




                                        UNION TITANIUM SPONGE CORPORATION



                                        By: /s/ Mitsutoshi Yasuda
                                            -----------------------------------
                                            Name: Mitsutoshi Yasuda

                                            Title: Chairman